EXHIBIT 99.1

PRESS RELEASE                                   FOR IMMEDIATE RELEASE
October 19, 2004                                ---------------------
First South Bancorp, Inc.                       For More Information Contact:
                                                Bill Wall or Tom Vann
                                                Phone: (252) 946-4178
                                                Website: www.firstsouthnc.com

              FIRST SOUTH BANCORP, INC. REPORTS SEPTEMBER 30, 2004
                 QUARTERLY AND NINE MONTHS EARNINGS (UNAUDITED)

Washington, North Carolina - First South Bancorp, Inc. (NASDAQ: FSBK) (the "Company"), the parent holding company of First South Bank (the "Bank"), reports its earnings for the quarter ended September 30, 2004 (unaudited), the third quarter of its fiscal year ending December 31, 2004, and its earnings for the nine months ended September 30, 2004 (unaudited).

Net income for the quarter ended September 30, 2004 was $2,990,822 compared to net income of $2,966,164 earned in the quarter ended September 30, 2003. Diluted earnings per share were $0.46 per share for the quarter ended September 30, 2004 and $0.45 per share for the quarter ended September 30, 2003. Net income for the nine months ended September 30, 2004 was $8,670,717 compared to net income of $8,696,346 earned in the nine months ended September 30, 2003. Diluted earnings per share were $1.32 per share for both the nine months ended September 30, 2004 and 2003, respectively.

Tom Vann, President and Chief Executive Officer of the Company, stated, "Our core earnings this quarter were supported by sustained growth in our net interest income, reflecting growth in both the commercial and consumer loan and leases receivable portfolio, and in lower costing core checking accounts. During 2004 we have experienced much less dependence on gains from mortgage loan sales, unlike 2003, which was an advantageous period for selling loans due to increased origination and refinance volumes caused primarily by declining interest rates. Net interest income increased 13.4% to $7.7 million for the quarter ended September 30, 2004 from $6.8 million for the quarter ended September 30, 2003. Gains from mortgage loan sales declined to $148,000 for the quarter ended September 30, 2004 from $801,000 for the quarter ended September 30, 2003. Net interest income increased 13.0% to $22.3 million for the nine months ended September 30, 2004 from $19.8 million for the nine months ended September 30, 2003. Gains from mortgage loan sales declined to $393,000 for the nine months ended September 30, 2004 from $2.6 million for the nine months ended September 30, 2003.

The net commercial and consumer loan and leases receivable portfolio has increased 23.7% to $553.4 million at September 30, 2004 from $447.4 million at September 30, 2003, while checking accounts increased 8.2% to $235.9 million at September 30, 2004 from $218.1 million at September 30, 2003. Consolidated assets of the Company increased to $714.7 million at September 30, 2004 from $653.7 million at September 30, 2003, reflecting a 9.3% annualized internal growth rate.

To support the risks associated with its loan portfolio growth, the Bank recorded $268,000 and $395,000 of provisions for potential loan losses in the quarters ended September 30, 2004 and 2003, respectively. Total loan loss reserves were $8.1 million at September 30, 2004, representing 1.3% of total loans. We also continue placing efforts on controlling operating expenses, resulting in a 49.1% efficiency ratio for the quarter ended September 30, 2004."

First South Bank has been serving the citizens of eastern North Carolina since 1902 and offers a variety of financial products and services, including a Leasing Company and securities brokerage services through an affiliation with a broker/dealer. The Bank operates through its main office headquartered in Washington, North Carolina, and has twenty-three full service branch offices located throughout central, eastern, northeastern and southeastern North Carolina

Statements contained in this release, which are not historical facts, are forward-looking statements as defined in the Private Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors which include the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, the effects of competition, and including without limitation to other factors that could cause actual results to differ materially as discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.

                                     (More)
(NASDAQ: FSBK)

FIRST SOUTH BANCORP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

                                                                   THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                      SEPTEMBER 30                SEPTEMBER 30
                                                                -------------------------   -------------------------
                                                                   2004           2003         2004          2003
                                                                -------------------------   -------------------------
Interest income:
  Interest and fees on loans                                    $ 9,346,970   $ 8,145,992   $26,648,410   $24,104,360
  Interest and dividends on investments and deposits                830,513     1,070,908     2,700,112     3,503,417
                                                                -----------   -----------   -----------   -----------
           Total interest income                                 10,177,483     9,216,900    29,348,522    27,607,777
                                                                -----------   -----------   -----------   -----------

Interest expense:
  Interest on deposits                                            2,252,362     2,396,706     6,454,498     7,749,619
  Interest on borrowings                                            112,779        24,918       255,312        97,764
  Interest on junior subordinated notes                             115,926         5,680       323,826         5,680
                                                                -----------   -----------   -----------   -----------
           Total interest expense                                 2,481,067     2,427,304     7,033,636     7,853,063
                                                                -----------   -----------   -----------   -----------


Net interest income before provision for possible loan losses     7,696,416     6,789,596    22,314,886    19,754,714
Provision for  possible loan losses                                 268,000       395,000       668,000       850,919
                                                                -----------   -----------   -----------   -----------
           Net  interest income                                   7,428,416     6,394,596    21,646,886    18,903,795
                                                                -----------   -----------   -----------   -----------

Noninterest income:
  Loan fees and service charges                                   1,658,555     1,549,982     4,905,404     4,426,508
  Loan servicing fees                                               182,220       198,024       540,552       493,111
  Gain on sale of real estate, net                                    1,147        75,082        17,633       117,322
  Gain on sale of mortgage loans                                    148,274       800,816       393,493     2,600,907
  Gain on sale of securities                                              0       122,800        88,844       291,738
  Other  income                                                     244,855       208,099       733,364       631,431
                                                                -----------   -----------   -----------   -----------
           Total noninterest income                               2,235,051     2,954,803     6,679,290     8,561,017
                                                                -----------   -----------   -----------   -----------


Noninterest expenses:
  Compensation and fringe benefits                                3,000,235     2,663,719     8,832,490     7,941,199
  Federal insurance premiums                                         21,759        63,447        65,351       106,577
  Premises and equipment                                            399,347       392,216     1,207,228     1,132,527
  Advertising                                                        63,907        69,718       146,708       164,710
  Payroll and other taxes                                           239,377       238,508       772,334       720,746
  Data processing                                                   513,811       480,678     1,547,869     1,429,410
  Amortization of mortgage servicing rights                          77,990        64,768       220,829       174,177
  Other                                                             563,953       624,100     1,743,992     1,852,877
                                                                -----------   -----------   -----------   -----------
           Total noninterest expenses                             4,880,379     4,597,154    14,536,801    13,522,223
                                                                -----------   -----------   -----------   -----------

Income before income taxes                                        4,783,088     4,752,245    13,789,375    13,942,589

Income taxes                                                      1,792,266     1,786,081     5,118,658     5,246,243
                                                                -----------   -----------   -----------   -----------

Net income                                                      $ 2,990,822   $ 2,966,164   $ 8,670,717   $ 8,696,346
                                                                ===========   ===========   ===========   ===========

Per share data (*):
Basic earnings per share                                        $      0.48   $      0.48   $      1.39   $      1.40
Diluted earnings per share                                      $      0.46   $      0.45   $      1.32   $      1.32
Dividends per share                                             $      0.17   $      0.13   $      0.51   $      0.39
Weighted average shares Basic                                     6,228,697     6,208,111     6,250,742     6,217,168
Weighted average shares Diluted                                   6,554,013     6,589,464     6,545,261     6,594,288

(*) Adjusted for April 23, 2004 three-for-two stock split.

FIRST SOUTH BANCORP, INC.
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                   SEPTEMBER 30        DECEMBER 31
                                                                       2004               2003
                                                                  -------------       -------------
                                                                   (UNAUDITED)
                        ASSETS
Cash and due from banks                                           $  19,361,553       $  34,299,553
Interest-bearing deposits in financial institutions                     521,636             625,051
Investment securities - available for sale                           37,531,690          50,071,520
Mortgage-backed securities - available for sale                       7,295,187          11,715,052
Mortgage-backed securities - held for investment                      2,728,829                  --
Loans and leases receivable - held for sale                           5,793,398          10,924,148
Loans and leases receivable - held for investment                   614,504,432         542,275,778
Premises and equipment, net                                           8,539,848           7,922,588
Real estate owned                                                       186,778             130,798
Federal Home Loan Bank of Atlanta stock, at cost                      2,000,000           2,127,200
Accrued interest receivable                                           3,352,624           3,073,093
Goodwill                                                              4,218,576           4,218,576
Mortgage servicing rights                                             1,742,265           1,886,522
Identifiable intangible assets                                          298,680                  --
Prepaid expenses and other assets                                     5,402,125           5,313,528
Note receivable                                                       1,181,045           1,252,703
                                                                  -------------       -------------

          Total assets                                            $ 714,658,666       $ 675,836,110
                                                                  =============       =============

LIABILITIES AND STOCKHOLDERS' EQUITY

 Deposits:
  Demand                                                          $ 235,895,859       $ 227,863,599
  Savings                                                            22,708,653          20,292,472
  Large denomination certificates of deposit                        112,318,729         107,354,231
  Other time                                                        245,033,186         227,662,871
                                                                  -------------       -------------
          Total deposits                                            615,956,427         583,173,173
Borrowed money                                                       22,300,436          19,338,059
Junior subordinated debentures                                       10,000,000          10,000,000
Deferred income taxes                                                   544,231           1,114,567
Other liabilities                                                     8,217,485           7,046,758
                                                                  -------------       -------------
          Total liabilities                                         657,018,579         620,672,557

  Common stock, $.01 par value, 8,000,000 shares authorized,
    6,248,678* and 4,190,335 shares issued and outstanding               62,487              41,903
  Additional paid-in capital                                         37,765,652          49,020,632
  Retained earnings, substantially restricted*                       48,626,410          43,171,318
  Treasury stock, at cost                                           (29,845,608)        (39,326,931)
  Accumulated other comprehensive income, net                         1,031,146           2,256,631
                                                                  -------------       -------------
           Total stockholders' equity                                57,640,087          55,163,553
                                                                  -------------       -------------

           Total liabilities and stockholders' equity             $ 714,658,666       $ 675,836,110
                                                                  =============       =============

*Adjusted for April 23, 2004 three-for-two stock split.

FIRST SOUTH BANCORP, INC.
SUPPLEMENTAL QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                            9/30/2004     6/30/2004     3/31/2004     12/31/2003     9/30/2003
                                                            ---------     ---------     ---------     ----------     ---------
Consolidated balance sheet data:                                 (dollars in thousands except share and per share data)
Total assets                                                $  714,659    $  719,777    $  709,867    $  675,836    $  653,713
Loans receivable (net)                                         620,298       602,738       579,374       553,200       523,616
Cash and investments                                            57,415        79,438        94,416        84,996        91,232
Mortgage-backed securities                                      10,024        10,567         9,645        11,715        12,717
Premises and equipment                                           8,540         7,912         7,998         7,923         7,892
Goodwill                                                         4,219         4,219         4,219         4,219         4,219
Mortgage servicing rights                                        1,742         1,792         1,847         1,887         1,976

Deposits                                                       615,957       596,585       601,818       583,173       575,583
Borrowings                                                      22,300        43,309        30,941        19,338         5,775
Junior subordinated debentures                                  10,000        10,000        10,000        10,000        10,000
Stockholders' equity                                            57,640        55,720        56,622        55,164        52,364

Consolidated earnings summary:
Interest income                                             $   10,177    $    9,810    $    9,361    $    9,297    $    9,217
Interest expense                                                 2,481         2,289         2,264         2,333         2,428
                                                            ----------    ----------    ----------    ----------    ----------
Net interest income                                              7,696         7,521         7,097         6,964         6,789
Loan loss provision                                                268           400             0           137           395
Noninterest income                                               2,235         2,288         2,156         1,940         2,955
Noninterest expense                                              4,880         4,791         4,865         4,456         4,597
Income taxes                                                     1,792         1,714         1,612         1,594         1,786
                                                            ----------    ----------    ----------    ----------    ----------
Net income                                                  $    2,991    $    2,904    $    2,776    $    2,717    $    2,966
                                                            ==========    ==========    ==========    ==========    ==========

Per Share Data: (*)
Earnings per share-Basic                                    $     0.48    $     0.47    $     0.44    $     0.43    $     0.48
Earnings per share-Diluted                                  $     0.46    $     0.44    $     0.42    $     0.41    $     0.45
Dividends per share                                         $     0.17    $     0.17    $     0.17    $     0.13    $     0.13
Book value per share                                        $     9.22    $     8.94    $     9.01    $     8.78    $     8.41

Average shares-Basic                                         6,250,742     6,241,314     6,281,980     6,270,198     6,208,111
Average shares-Diluted                                       6,545,261     6,579,166     6,625,951     6,622,665     6,589,464
Shares outstanding end of period                             6,248,678     6,222,216     6,283,431     6,285,502     6,225,045

(*) Adjusted for April 23, 2004 three-for-two stock split

Performance ratios:
Yield on earning assets                                           6.14%         5.99%         5.97%         6.09%         6.12%
Cost of funds                                                     1.53%         1.44%         1.46%         1.55%         1.63%
                                                            ----------    ----------    ----------    ----------    ----------
Net interest spread                                               4.61%         4.55%         4.51%         4.54%         4.49%

Net interest margin on earning assets                             4.64%         4.59%         4.52%         4.56%         4.51%
Earning assets to total assets                                   93.80%        91.49%        92.68%        91.40%        91.63%
Return on average assets                                          1.66%         1.62%         1.61%         1.63%         1.80%
Return on average equity                                         21.00%        20.55%        19.92%        20.16%        22.80%
Efficiency ratio                                                 49.14%        48.84%        52.58%        50.05%        47.18%
Dividend payout ratio                                            35.42%        36.17%        38.64%        30.23%        27.08%

Asset quality data and ratios:
Nonperforming loans                                         $    3,169    $    2,919    $    2,444    $    2,625    $    1,599
Real estate owned                                           $      187    $      204    $      125    $      131    $       89
Reserve for loan losses                                     $    8,109    $    7,907    $    7,573    $    7,634    $    7,524
Net charge-offs                                             $       66    $       67    $       60    $       27    $      181

Net charge-offs to loans                                         0.011%        0.011%        0.010%        0.005%        0.035%
Nonperforming loans to assets                                     0.44%         0.41%         0.34%         0.39%         0.24%
Reserves to total loans                                           1.29%         1.30%         1.29%         1.36%         1.42%

Loans to deposits                                               100.70%       101.03%        96.27%        94.86%        90.97%
Loans to assets                                                  86.80%        83.75%        81.62%        81.74%        80.10%
Loans serviced for others                                   $  281,259    $  282,692    $  286,024    $  288,917    $  294,756